Offerings - Offering: 1	Sep. 01, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Ordinary Shares, $0.0001 par value
Amount Registered | shares	3,000,000
Proposed Maximum Offering Price per Unit	5.00
Maximum Aggregate Offering Price	$ 15,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,071.50